UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: November 16, 2011

Date of earliest event reported: November 16, 2011

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

263 Shuman Blvd.

Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)

(630) 438-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 16, 2011, at 12:30 p.m. Eastern Time, members of the senior management of OfficeMax Incorporated (the “Company”) will host an Investor Day in New York City. On November 16, 2011, the Company issued a press release related to the Investor Day, which is attached hereto as Exhibit 99.1. At the Company’s Investor Day, members of the Company’s senior management will meet with investors and investment professionals and make a presentation regarding the Company and its long-term strategy. Management will use the sets of slides attached hereto as Exhibits 99.2 through 99.7 in its presentation.

As described in the press release, a live webcast of the presentation and slides may be accessed via the Internet by visiting the “Investors” section of the Company website at http://investor.officemax.com. The webcast will be available online for one year following Investor Day. The information included in Exhibits 99.1 through 99.7 is incorporated by reference in this Item 7.01, and is deemed to be furnished, not filed, pursuant to Item 7.01 of Form 8-K.

Certain statements made in the attached slides and orally at the Company’s Investor Day made by or on behalf of the Company constitute “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future. Management believes that these forward-looking statements are reasonable. However, the Company cannot guarantee that the macroeconomy will perform within the assumptions underlying its projected outlook; that its initiatives will be successfully executed and produce the results underlying its expectations, due to the uncertainties inherent in new initiatives, including customer acceptance, unexpected expenses or challenges, or slower-than-expected results from initiatives; or that its actual results will be consistent with the forward-looking statements and you should not place undue reliance on them. These statements are based on current expectations and speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise. Important factors regarding the Company that may cause results to differ from expectations are included in the Company’s Annual Report on Form 10-K for the year ended December 25, 2010, under Item 1A. “Risk Factors,” and in the Company’s other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	OfficeMax Incorporated Press Release dated November 16, 2011.

Exhibit 99.2	Slide set 1 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.3	Slide set 2 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.4	Slide set 3 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.5	Slide set 4 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.6	Slide set 5 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.7	Slide set 6 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2011

OFFICEMAX INCORPORATED

By:	/s/ MATTHEW R. BROAD
Matthew R. Broad
Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Description

Exhibit 99.1	OfficeMax Incorporated Press Release dated November 16, 2011.

Exhibit 99.2	Slide set 1 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.3	Slide set 2 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.4	Slide set 3 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.5	Slide set 4 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.6	Slide set 5 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.

Exhibit 99.7	Slide set 6 to be used during the OfficeMax Incorporated 2011 Investor Day presentation held in New York City on November 16, 2011.